Q4 2016 EARNINGS RELEASE – January 23, 2017 Exhibit 99.2

PAGE DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2016. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of December 31, 2016.

PAGE Headquartered in Dallas, Texas, Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company with a diversified line of community banking, commercial finance and asset management activities. www.triumphbancorp.com $2.6 billion in assets $2.2 billion in CLOs(1) 730 team members(2) (1) Represents closed collateralized loan obligations (CLOs) with assets of $1.4 billion managed by Triumph Capital Advisors and CLOs with assets of $0.8 billion for which Triumph Capital Advisors provides certain middle- and back-office services; (2) 704.5 full time equivalent employees PLATFORM OVERVIEW

PAGE team members(2) PLATFORM OVERVIEW – MIDWEST DIVISION Quad Cities Market Southern Rural Market Northern Rural Market Elgin Market

PAGE team members(2) PLATFORM OVERVIEW – WESTERN DIVISION

PAGE Community Banking Reach our communities through service, selling and saturation Emphasize long-term customer relationships Work with our clients throughout economic cycles A bank for all people, committed to their financial goals in every stage of life Factoring Offered at our Triumph Business Capital subsidiary and under our Triumph Commercial Finance brand Triumph Business Capital is among the largest discount factors in the transportation sector Expanding operations into staffing, distribution and other sectors Asset Based Lending Offered under our Triumph Commercial Finance and Triumph Healthcare Finance brands Decades of experience in our leadership team that has a proven track record in credit discipline Specialized industry expertise in healthcare ABL Relationship-based lending We strive to know our clients and their businesses Equipment Finance Offered under our Triumph Commercial Finance brand National lending platform Transportation Construction Waste management Collateral Multi-use Broad and active resale market Revenue producing Long economic life Low risk of obsolescence Direct sales model built on long term relationships Asset Management Offered through Triumph Capital Advisors $2.2 billion in fee generating CLO assets as of December 31, 2016 Commercial Finance HOW WE GO TO MARKET

PAGE Diluted earnings per share of $0.33 for the quarter. Commercial finance loan portfolio growth of $55.8 million. Community banking/other loan portfolio growth of $12.0 million. $6.1 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH 8.7% NIM 5.60% Net Interest Margin (5.15% adjusted)* ROA 0.96% Return on Average Assets TCE/TA 8.98% Tangible Common Equity / Tangible Assets* Q4 2016 HIGHLIGHTS *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

PAGE FINANCIAL HIGHLIGHTS Reconciliations of non-GAAP financial measures can be found at the end of the presentation Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 42735 42643 42551 42460 42369 As of and For the Three Months Ended Key Metrics December 31, September 30, June 30, March 31, December 31, 2016 2016 2016 2016 2015 Performance ratios - annualized Return on average assets Return on average assets 9.5677488032248834E-3 8.3787742863370169E-3 1.0674547900535052E-2 1.1966119434092952E-2 1.1010161353075008E-2 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10321717274515334 7.5977771610596309E-2 7.374386390880229E-2 8.228918603421137E-2 7.4497863158859354E-2 Yield on loans Yield on loans 7.3599999999999999E-2 7.4200000000000002E-2 8.5000000000000006E-2 7.8399999999999997E-2 8.1699999999999995E-2 Cost of total deposits Cost of total deposits 5.4395537180396535E-3 5.6539203948167633E-3 6.294009519880947E-3 6.4457419322120537E-3 6.1061876467827661E-3 Net interest margin Net interest margin 5.5967403968259437E-2 5.7941774080860785E-2 6.5285878056964272E-2 5.9042361671899191E-2 6.2014715303038224E-2 Net noninterest expense to average assets Net non-interest expense to average assets 3.1638892106589753E-2 3.4327383525417435E-2 3.8454449851627055E-2 3.6082516141338401E-2 3.742732692185357E-2 Net noninterest expense to average assets * Adjusted net non-interest expense to average assets (1)(2) 3.1638892106589753E-2 3.1506819937881125E-2 3.8454449851627055E-2 3.6082516141338401E-2 3.9624798740137912E-2 Efficiency ratio Efficiency ratio 0.67697687346489754 0.7063106929643318 0.68743871513102284 0.73088423190579521 0.73027474860977415 Adjusted efficiency ratio * Adjusted efficiency ratio (1)(2) 0.67697687346489754 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets 1.9764739024038389E-2 2.046756151256654E-2 1.5954401576767908E-2 1.7213583403197664E-2 1.0957032577648252E-2 ALLL to total loans ALLL to total loans 7.597562467202992E-3 7.6087261557615232E-3 9.7637889059196698E-3 9.7067039106145253E-3 9.7276460366054248E-3 Net charge-offs to average loans Net charge-offs to average loans 99790302406003984.99790302406% 97405498102362217.974054981023622% 20216707553661752.202167075536618% 0.000000000000000% 13057887722384251.130578877223843% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.108542 0.120437 0.16016301346287154 0.16239999999999999 0.16560370302429414 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.118477 0.119351 0.17138530020339404 0.18790000000000001 0.18229999999999999 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.10176200000000001 0.10238 0.15190831175754529 0.16619999999999999 0.1623 Total capital to risk-weighted assets Total capital to risk-weighted assets 0.145985 0.1477147 0.18009725306868427 0.19650000000000001 0.19109999999999999 Per Share Amounts Book value per share Book value per share $15.466093322543941 $15.175084224987739 $14.911910747666727 $14.67453038155141 $14.335077008802211 Tangible book value per share Tangible book value per share (1) $12.892230134924036 $12.554628142255437 $13.467204585968915 $13.18259962866262 $12.789177744724778 Basic earnings per share Basic earnings per common share $0.3389603195784453 $0.25226796685973479 $0.24812873510521288 $0.27006809871285342 $0.24301653264314707 Diluted earnings per share Diluted earnings per common share $0.33364945402840507 $0.24889441121363498 $0.24561230832499889 $0.26759971928577253 $0.24072139059966988 Adjusted diluted earnings per share Adjusted diluted earnings per common share(1)(2) $0.33366124560731814 $0.32325014763265597 $0.25 $0.27 $0.19 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.1638892106589753E-2 3.4327383525417435E-2 3.8454449851627055E-2 3.6082516141338401E-2 3.742732692185357E-2

PAGE LOAN PORTFOLIO DETAIL Community Banking / Other Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 42369 42460 42551 42643 42735 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Community Banking 770.9 717.72799999999995 803.58500000000004 1,321.9390000000001 1,333.94 Equipment 148.95099999999999 159.755 167 181.98699999999999 190.393 0.2744664717652418 Commercial Finance: Asset based lending (General) 75.134 85.739000000000004 114.63200000000001 129.501 161.45400000000001 0.23274862905876453 Asset based lending (Healthcare) 80.2 79.58 81.664000000000001 84.9 79.668000000000006 0.11484768280658053 Premium Finance 1.6120000000000001 3.5059999999999998 6.117 27.573 23.971 3.455608029016094E-2 Factored receivables 215.08799999999999 199.53200000000001 237.52 213.95500000000001 238.19800000000001 0.34338113607925225 Q4 2016 Commercial Finance Products $693.68399999999997 Community Banking $1,333.94 Real Estate & Farmland $798.63800000000003 Commercial Real Estate $442.23700000000002 Commercial $323.15700000000004 Construction, Land Development, Land $109.812 Consumer $29.763999999999999 1-4 Family Residential Properties $104.974 Mortgage Warehouse $182.381 Farmland $141.61500000000001 Commercial $323.15700000000004 Consumer $29.763999999999999 Community Banking Mortgage Warehouse $182.381 Agriculture ,108,197 REAL ESTATE Commercial Real Estate $442.23700000000002 Construction, Land & Development $109.812 1-4 Family Residential $104.974 Farmland $141.61500000000001 0.59870608872962805 COMMERCIAL 0.16114442928467551 Agriculture $108.2 General $214.95700000000005 2.2237881763797471E-2 CONSUMER $29.663999999999998 Rounded 0.13672354078894103 MORTGAGE WAREHOUSE $182.381 FACTORED RECEIVABLES Triumph Business Capital $213.298 Triumph Commercial Finance $24.9 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $190.29300000000001 Rounded ASSET BASED LENDING $161.45400000000001 HEALTHCARE ASSET $79.668000000000006 BASED LENDING PREMIUM FINANCE $23.971 42369 42460 42551 42643 42735 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Community Banking 770.9 717.72799999999995 803.58500000000004 1,321.9390000000001 1,333.94 Equipment 148.95099999999999 159.755 167 181.98699999999999 190.393 0.2744664717652418 Commercial Finance: Asset based lending (General) 75.134 85.739000000000004 114.63200000000001 129.501 161.45400000000001 0.23274862905876453 Asset based lending (Healthcare) 80.2 79.58 81.664000000000001 84.9 79.668000000000006 0.11484768280658053 Premium Finance 1.6120000000000001 3.5059999999999998 6.117 27.573 23.971 3.455608029016094E-2 Factored receivables 215.08799999999999 199.53200000000001 237.52 213.95500000000001 238.19800000000001 0.34338113607925225 Q4 2016 Commercial Finance Products $693.68399999999997 Community Banking $1,333.94 Real Estate & Farmland $798.63800000000003 Commercial Real Estate $442.23700000000002 Commercial $323.15700000000004 Construction, Land Development, Land $109.812 Consumer $29.763999999999999 1-4 Family Residential Properties $104.974 Mortgage Warehouse $182.381 Farmland $141.61500000000001 Commercial $323.15700000000004 Consumer $29.763999999999999 Community Banking Mortgage Warehouse $182.381 Agriculture ,108,197 REAL ESTATE Commercial Real Estate $442.23700000000002 Construction, Land & Development $109.812 1-4 Family Residential $104.974 Farmland $141.61500000000001 0.59870608872962805 COMMERCIAL 0.16114442928467551 Agriculture $108.2 General $214.95700000000005 2.2237881763797471E-2 CONSUMER $29.663999999999998 Rounded 0.13672354078894103 MORTGAGE WAREHOUSE $182.381 FACTORED RECEIVABLES Triumph Business Capital $213.298 Triumph Commercial Finance $24.9 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $190.29300000000001 Rounded ASSET BASED LENDING $161.45400000000001 HEALTHCARE ASSET $79.668000000000006 BASED LENDING PREMIUM FINANCE $23.971

PAGE LOAN MIX, YIELD, AND GROWTH *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

PAGE Loan Yields Net Interest Margin LOAN YIELDS AND NET INTEREST MARGIN *Reconciliations of non-GAAP financial measures can be found at the end of the presentation ** SNL U.S. Bank $1B-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of January 20, 2017.

PAGE DEPOSIT MIX, RATE, AND GROWTH

PAGE ASSET QUALITY

PAGE INVESTMENT CONSIDERATIONS We are an entrepreneurial financial services company that seeks to balance financial returns with franchise value creation We prefer to spread our risk all along the economic continuum (start-ups to mature businesses) through a variety of community banking and commercial finance products and services We provide bundled services (insurance, treasury management, etc.) which contribute to operational efficiency, client retention and relational pricing power We leverage a highly experienced, well respected executive leadership team with experience at much larger institutions Our community banking and commercial finance lending operations are built on policies, processes and, most importantly, people that have successfully navigated multiple credit cycles Coverage Analysts: Brad Milsaps - Sandler O’Neill & Partners Jared Shaw - Wells Fargo Securities, LLC Jefferson Harralson - Keefe, Bruyette and Woods North America Chris Nolan - FBR Capital Markets & Co. Brett Rabatin – Piper Jaffray & Co.

PAGE NON-GAAP FINANCIAL RECONCILIATION The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. 42735QTD 42460QTD 42185QTD 42094QTD 42094QTD 42735YTD 42369YTD 42735 42643 42551 42460 42369 42735 42369 366 366 366 366 365 366 365 92 92 91 91 92 366 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2016 2016 2016 2016 2015 2016 2016 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 $19,813 $28,353 6306999 Bargain purchase gain, non-taxable 0 0 0 0 -,900 0 ,-15,117 Manual Adj Acquisition related costs 0 1,618 0 0 0 1,618 243 Incremental bonus related to acquisition 0 0 0 0 0 0 1,750 Escrow recovery from DHF 0 0 0 0 0 0 -,300 Tax effect of acquisition related costs 0 -,251 0 0 0 -,251 -,592 Adjusted net income available to common stockholders $6,064 $5,873 $4,431 $4,812 $3,412 $21,180 $14,337 Manual Adj Dilutive effect of convertible preferred stock 197 197 0 0 0 783 0 Adjusted net income available to common stockholders - diluted $6,261 $6,070 $4,431 $4,812 $3,412 $21,963 $14,337 Diluted_Shrs Weighted average shares outstanding - diluted 18,764,540.630434781 18,101,676 18,042,585 17,981,276 17,916,251.228260871 18,053,529.796448089 18,524,888.535616439 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 0 0 ,676,351 -,676,351 Adjusted weighted average shares outstanding - diluted 18,764,540.630434781 18,778,027 18,042,585 17,981,276 17,916,251.228260871 18,729,880.796448089 17,848,537.535616439 Adjusted diluted earnings per common share $0.33366124560731814 $0.32325014763265597 $0.24558565194510656 $0.26761170897994113 $0.19044162512177512 $1.1726182477448033 $0.80325908895284959 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 $19,813 $28,353 AvgTangEq Average tangible common equity ,233,732.68610860902 ,235,937.68351725599 ,241,666 ,235,191.51529098698 ,229,635.61567069197 ,236,660.38988472801 ,218,392.34612767299 Return on average tangible common equity 0.10321266706289275 7.597787352587021E-2 7.374386390880229E-2 8.2289355624981242E-2 7.4497987842097685E-2 8.3719121774668212E-2 0.12982597834918963 Adjusted efficiency ratio: Net interest income $33,544 $30,418 $25,907 $22,489 $23,050 $,112,358 $90,651 Non-interest income 6,208 6,099 3,668 4,981 5,571 20,956 33,297 Operating revenue 39,752 36,517 29,575 27,470 28,621 ,133,314 ,123,948 Bargain_Purchase_Gain Bargain purchase gain 0 0 0 0 -,900 0 ,-15,117 Manual Adj Escrow recovery from DHF 0 0 0 0 0 0 -,300 Adjusted operating revenue $39,752 $36,517 $29,575 $27,470 $27,721 $,133,314 $,108,531 Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 $93,112 $81,865 Manual Adj Acquisition related costs 0 -1,618 0 0 0 -1,618 -,243 Incremental bonus related to acquisition 0 0 0 0 0 0 -1,750 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 $91,494 $79,872 Adjusted efficiency ratio 0.67697222781243716 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 0.6863045141545524 0.73593719766702603 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 $93,112 $81,865 Manual Adj Acquisition related costs 0 -1,618 0 0 0 -1,618 -,243 Incremental bonus related to acquisition 0 0 0 0 0 0 -1,750 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 $91,494 $79,872 Total non-interest income $6,208 $6,099 $3,668 $4,981 $5,571 $20,956 $33,297 Bargain purchase gain 0 0 0 0 -,900 0 ,-15,117 Escrow recovery from DHF 0 0 0 0 0 0 -,300 Adjusted non-interest income $6,208 $6,099 $3,668 $4,981 $4,671 $20,956 $17,880 Adjusted net non-interest expenses $20,703 $18,075 $16,663 $15,097 $16,231 $70,538 $61,992 AvgAssets Average total assets $2,603,226 $2,282,279.2052168939 $1,742,942 $1,682,640.3261250083 $1,624,890.9971008352 $2,079,756 $1,537,856 CHECK ROUNDING $0 Adjusted net non-interest expense to average assets ratio 3.1638411256882305E-2 3.1506690790953293E-2 3.8451204790646953E-2 3.6086025786411083E-2 3.9630183425081428E-2 3.3916478663843258E-2 4.0310666278247115E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2016 2016 2016 2016 2015 2016 2016 Reported yield on loans 7.36% 7.42% 8.500000000000001% 7.84% 8.17% 7.71% 8.62% DisAcrLYLD Effect of accretion income on acquired loans -0.54% -0.320000000000001% -0.69% -0.37% -0.33% -0.48% -0.42% Adjusted yield on loans 6.8234777665777166E-2 7.099157023233664E-2 7.8100000000000003E-2 7.4673496519255061E-2 7.8399999999999997E-2 7.2317152013694069E-2 8.1960270606858149E-2 Reported net interest margin 5.596740396825944% 5.794177408086078% 6.53% 5.904236167189919% 6.2% 5.907237953732182% 6.492029855305427% DisAcrLNIM Effect of accretion income on acquired loans -0.45% -0.26% -0.55% -0.29% -0.26% -0.39% -0.33% Adjusted net interest margin 5.1548013635106228E-2 5.5311387151421344E-2 5.9799999999999999E-2 5.6056483316736079E-2 5.9400000000000001E-2 5.5201159000266738E-2 6.1589174099990755E-2 Total stockholders' equity $,289,345 $,284,521 $,279,763 $,274,114 $,268,038 $,289,345 $,268,038 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,746 -9,746 -9,746 -9,746 -9,746 -9,746 -9,746 Total common stockholders' equity ,279,599 ,274,775 ,270,017 ,264,368 ,258,292 ,279,599 ,258,292 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 ,-46,531 ,-27,854 Tangible common stockholders' equity $,233,068 $,227,326 $,243,857 $,237,491 $,230,438 $,233,068 $,230,438 Shares outstanding end of period Common shares outstanding 18,078,247 18,106,978 18,107,493 18,015,423 18,018,200 18,078,247 18,018,200 Tangible book value per share $12.892179202994626 $12.554607400528129 $13.46718731300904 $13.182649111264276 $12.79 $12.892179202994626 $12.789179829283725 Total assets at end of period $2,641,067 $2,575,490 $1,783,395 $1,687,795 $1,691,313 $2,641,067 $1,691,313 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 ,-46,531 ,-27,854 Adjusted total assets at period end $2,594,536 $2,528,041 $1,757,235 $1,660,918 $1,663,459 $2,594,536 $1,663,459 Tangible common stockholders' equity ratio 8.9830320334734232E-2 8.9921801110029467E-2 0.13877312937654895 0.14298779349733098 0.13852941370962554 8.9830320334734232E-2 0.13852941370962554 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 Bargain purchase gain, non-taxable 0 0 0 0 -,900 Acquisition related costs 0 1,618 0 0 0 Tax effect of acquisition related costs 0 -,251 0 0 0 Adjusted net income available to common stockholders $6,064 $5,873 $4,431 $4,812 $3,412 Dilutive effect of convertible preferred stock 197 197 0 0 0 Adjusted net income available to common stockholders - diluted $6,261 $6,070 $4,431 $4,812 $3,412 Weighted average shares outstanding - diluted 18,764,540.630434781 18,101,676 18,042,585 17,981,276 17,916,251.228260871 Adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 0 0 Adjusted weighted average shares outstanding - diluted 18,764,540.630434781 18,778,027 18,042,585 17,981,276 17,916,251.228260871 Adjusted diluted earnings per common share $0.33366124560731814 $0.32325014763265597 $0.24558565194510656 $0.26761170897994113 $0.19044162512177512 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 Average tangible common equity ,233,732.68610860902 ,235,937.68351725599 ,241,666 ,235,191.51529098698 ,229,635.61567069197 Return on average tangible common equity 0.10321266706289275 7.597787352587021E-2 7.374386390880229E-2 8.2289355624981242E-2 7.4497987842097685E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Adjusted efficiency ratio: Net interest income $33,544 $30,418 $25,907 $22,489 $23,050 Non-interest income 6,208 6,099 3,668 4,981 5,571 Operating revenue 39,752 36,517 29,575 27,470 28,621 Bargain purchase gain 0 0 0 0 -,900 Adjusted operating revenue $39,752 $36,517 $29,575 $27,470 $27,721 Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 Acquisition related costs 0 -1,618 0 0 0 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 Adjusted efficiency ratio 0.67697222781243716 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 Acquisition related costs 0 -1,618 0 0 0 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 Total non-interest income $6,208 $6,099 $3,668 $4,981 $5,571 Bargain purchase gain 0 0 0 0 -,900 Adjusted non-interest income $6,208 $6,099 $3,668 $4,981 $4,671 Adjusted net non-interest expenses $20,703 $18,075 $16,663 $15,097 $16,231 Average total assets 2,603,226 2,282,279.2052168939 1,742,942 1,682,640.3261250083 1,624,890.9971008352 Adjusted net non-interest expense to average assets ratio 3.1638411256882305E-2 3.1506690790953293E-2 3.8451204790646953E-2 3.6086025786411083E-2 3.9630183425081428E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Reported yield on loans 7.36% 7.42% 8.500000000000001% 7.84% 8.17% Effect of accretion income on acquired loans -0.54% -0.320000000000001% -0.69% -0.37% -0.33% Adjusted yield on loans 6.8234777665777166E-2 7.099157023233664E-2 7.8100000000000003E-2 7.4673496519255061E-2 7.8399999999999997E-2 Reported net interest margin 5.596740396825944% 5.794177408086078% 6.53% 5.904236167189919% 6.2% Effect of accretion income on acquired loans -0.45% -0.26% -0.55% -0.29% -0.26% Adjusted net interest margin 5.1548013635106228E-2 5.5311387151421344E-2 5.9799999999999999E-2 5.6056483316736079E-2 5.9400000000000001E-2 Total stockholders' equity $,289,345 $,284,521 $,279,763 $,274,114 $,268,038 Preferred stock liquidation preference -9,746 -9,746 -9,746 -9,746 -9,746 Total common stockholders' equity ,279,599 ,274,775 ,270,017 ,264,368 ,258,292 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 Tangible common stockholders' equity $,233,068 $,227,326 $,243,857 $,237,491 $,230,438 Common shares outstanding at end of period 18,078,247 18,106,978 18,107,493 18,015,423 18,018,200 Tangible book value per share $12.892179202994626 $12.554607400528129 $13.46718731300904 $13.182649111264276 $12.79 Total assets at end of period $2,641,067 $2,575,490 $1,783,395 $1,687,795 $1,691,313 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 Adjusted total assets at period end $2,594,536 $2,528,041 $1,757,235 $1,660,918 $1,663,459 Tangible common stockholders' equity ratio 8.9830320334734232E-2 8.9921801110029467E-2 0.13877312937654895 0.14298779349733098 0.13852941370962554

PAGE NON-GAAP FINANCIAL RECONCILIATION 42735QTD 42460QTD 42185QTD 42094QTD 42094QTD 42735YTD 42369YTD 42735 42643 42551 42460 42369 42735 42369 366 366 366 366 365 366 365 92 92 91 91 92 366 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2016 2016 2016 2016 2015 2016 2016 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 $19,813 $28,353 6306999 Bargain purchase gain, non-taxable 0 0 0 0 -,900 0 ,-15,117 Manual Adj Acquisition related costs 0 1,618 0 0 0 1,618 243 Incremental bonus related to acquisition 0 0 0 0 0 0 1,750 Escrow recovery from DHF 0 0 0 0 0 0 -,300 Tax effect of acquisition related costs 0 -,251 0 0 0 -,251 -,592 Adjusted net income available to common stockholders $6,064 $5,873 $4,431 $4,812 $3,412 $21,180 $14,337 Manual Adj Dilutive effect of convertible preferred stock 197 197 0 0 0 783 0 Adjusted net income available to common stockholders - diluted $6,261 $6,070 $4,431 $4,812 $3,412 $21,963 $14,337 Diluted_Shrs Weighted average shares outstanding - diluted 18,764,540.630434781 18,101,676 18,042,585 17,981,276 17,916,251.228260871 18,053,529.796448089 18,524,888.535616439 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 0 0 ,676,351 -,676,351 Adjusted weighted average shares outstanding - diluted 18,764,540.630434781 18,778,027 18,042,585 17,981,276 17,916,251.228260871 18,729,880.796448089 17,848,537.535616439 Adjusted diluted earnings per common share $0.33366124560731814 $0.32325014763265597 $0.24558565194510656 $0.26761170897994113 $0.19044162512177512 $1.1726182477448033 $0.80325908895284959 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 $19,813 $28,353 AvgTangEq Average tangible common equity ,233,732.68610860902 ,235,937.68351725599 ,241,666 ,235,191.51529098698 ,229,635.61567069197 ,236,660.38988472801 ,218,392.34612767299 Return on average tangible common equity 0.10321266706289275 7.597787352587021E-2 7.374386390880229E-2 8.2289355624981242E-2 7.4497987842097685E-2 8.3719121774668212E-2 0.12982597834918963 Adjusted efficiency ratio: Net interest income $33,544 $30,418 $25,907 $22,489 $23,050 $,112,358 $90,651 Non-interest income 6,208 6,099 3,668 4,981 5,571 20,956 33,297 Operating revenue 39,752 36,517 29,575 27,470 28,621 ,133,314 ,123,948 Bargain_Purchase_Gain Bargain purchase gain 0 0 0 0 -,900 0 ,-15,117 Manual Adj Escrow recovery from DHF 0 0 0 0 0 0 -,300 Adjusted operating revenue $39,752 $36,517 $29,575 $27,470 $27,721 $,133,314 $,108,531 Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 $93,112 $81,865 Manual Adj Acquisition related costs 0 -1,618 0 0 0 -1,618 -,243 Incremental bonus related to acquisition 0 0 0 0 0 0 -1,750 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 $91,494 $79,872 Adjusted efficiency ratio 0.67697222781243716 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 0.6863045141545524 0.73593719766702603 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 $93,112 $81,865 Manual Adj Acquisition related costs 0 -1,618 0 0 0 -1,618 -,243 Incremental bonus related to acquisition 0 0 0 0 0 0 -1,750 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 $91,494 $79,872 Total non-interest income $6,208 $6,099 $3,668 $4,981 $5,571 $20,956 $33,297 Bargain purchase gain 0 0 0 0 -,900 0 ,-15,117 Escrow recovery from DHF 0 0 0 0 0 0 -,300 Adjusted non-interest income $6,208 $6,099 $3,668 $4,981 $4,671 $20,956 $17,880 Adjusted net non-interest expenses $20,703 $18,075 $16,663 $15,097 $16,231 $70,538 $61,992 AvgAssets Average total assets $2,603,226 $2,282,279.2052168939 $1,742,942 $1,682,640.3261250083 $1,624,890.9971008352 $2,079,756 $1,537,856 CHECK ROUNDING $0 Adjusted net non-interest expense to average assets ratio 3.1638411256882305E-2 3.1506690790953293E-2 3.8451204790646953E-2 3.6086025786411083E-2 3.9630183425081428E-2 3.3916478663843258E-2 4.0310666278247115E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2016 2016 2016 2016 2015 2016 2016 Reported yield on loans 7.36% 7.42% 8.500000000000001% 7.84% 8.17% 7.71% 8.62% DisAcrLYLD Effect of accretion income on acquired loans -0.54% -0.320000000000001% -0.69% -0.37% -0.33% -0.48% -0.42% Adjusted yield on loans 6.8234777665777166E-2 7.099157023233664E-2 7.8100000000000003E-2 7.4673496519255061E-2 7.8399999999999997E-2 7.2317152013694069E-2 8.1960270606858149E-2 Reported net interest margin 5.596740396825944% 5.794177408086078% 6.53% 5.904236167189919% 6.2% 5.907237953732182% 6.492029855305427% DisAcrLNIM Effect of accretion income on acquired loans -0.45% -0.26% -0.55% -0.29% -0.26% -0.39% -0.33% Adjusted net interest margin 5.1548013635106228E-2 5.5311387151421344E-2 5.9799999999999999E-2 5.6056483316736079E-2 5.9400000000000001E-2 5.5201159000266738E-2 6.1589174099990755E-2 Total stockholders' equity $,289,345 $,284,521 $,279,763 $,274,114 $,268,038 $,289,345 $,268,038 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,746 -9,746 -9,746 -9,746 -9,746 -9,746 -9,746 Total common stockholders' equity ,279,599 ,274,775 ,270,017 ,264,368 ,258,292 ,279,599 ,258,292 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 ,-46,531 ,-27,854 Tangible common stockholders' equity $,233,068 $,227,326 $,243,857 $,237,491 $,230,438 $,233,068 $,230,438 Shares outstanding end of period Common shares outstanding 18,078,247 18,106,978 18,107,493 18,015,423 18,018,200 18,078,247 18,018,200 Tangible book value per share $12.892179202994626 $12.554607400528129 $13.46718731300904 $13.182649111264276 $12.79 $12.892179202994626 $12.789179829283725 Total assets at end of period $2,641,067 $2,575,490 $1,783,395 $1,687,795 $1,691,313 $2,641,067 $1,691,313 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 ,-46,531 ,-27,854 Adjusted total assets at period end $2,594,536 $2,528,041 $1,757,235 $1,660,918 $1,663,459 $2,594,536 $1,663,459 Tangible common stockholders' equity ratio 8.9830320334734232E-2 8.9921801110029467E-2 0.13877312937654895 0.14298779349733098 0.13852941370962554 8.9830320334734232E-2 0.13852941370962554 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 Bargain purchase gain, non-taxable 0 0 0 0 -,900 Acquisition related costs 0 1,618 0 0 0 Tax effect of acquisition related costs 0 -,251 0 0 0 Adjusted net income available to common stockholders $6,064 $5,873 $4,431 $4,812 $3,412 Dilutive effect of convertible preferred stock 197 197 0 0 0 Adjusted net income available to common stockholders - diluted $6,261 $6,070 $4,431 $4,812 $3,412 Weighted average shares outstanding - diluted 18,764,540.630434781 18,101,676 18,042,585 17,981,276 17,916,251.228260871 Adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 0 0 Adjusted weighted average shares outstanding - diluted 18,764,540.630434781 18,778,027 18,042,585 17,981,276 17,916,251.228260871 Adjusted diluted earnings per common share $0.33366124560731814 $0.32325014763265597 $0.24558565194510656 $0.26761170897994113 $0.19044162512177512 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 Average tangible common equity ,233,732.68610860902 ,235,937.68351725599 ,241,666 ,235,191.51529098698 ,229,635.61567069197 Return on average tangible common equity 0.10321266706289275 7.597787352587021E-2 7.374386390880229E-2 8.2289355624981242E-2 7.4497987842097685E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Adjusted efficiency ratio: Net interest income $33,544 $30,418 $25,907 $22,489 $23,050 Non-interest income 6,208 6,099 3,668 4,981 5,571 Operating revenue 39,752 36,517 29,575 27,470 28,621 Bargain purchase gain 0 0 0 0 -,900 Adjusted operating revenue $39,752 $36,517 $29,575 $27,470 $27,721 Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 Acquisition related costs 0 -1,618 0 0 0 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 Adjusted efficiency ratio 0.67697222781243716 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 Acquisition related costs 0 -1,618 0 0 0 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 Total non-interest income $6,208 $6,099 $3,668 $4,981 $5,571 Bargain purchase gain 0 0 0 0 -,900 Adjusted non-interest income $6,208 $6,099 $3,668 $4,981 $4,671 Adjusted net non-interest expenses $20,703 $18,075 $16,663 $15,097 $16,231 Average total assets 2,603,226 2,282,279.2052168939 1,742,942 1,682,640.3261250083 1,624,890.9971008352 Adjusted net non-interest expense to average assets ratio 3.1638411256882305E-2 3.1506690790953293E-2 3.8451204790646953E-2 3.6086025786411083E-2 3.9630183425081428E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Reported yield on loans 7.36% 7.42% 8.500000000000001% 7.84% 8.17% Effect of accretion income on acquired loans -0.54% -0.320000000000001% -0.69% -0.37% -0.33% Adjusted yield on loans 6.8234777665777166E-2 7.099157023233664E-2 7.8100000000000003E-2 7.4673496519255061E-2 7.8399999999999997E-2 Reported net interest margin 5.596740396825944% 5.794177408086078% 6.53% 5.904236167189919% 6.2% Effect of accretion income on acquired loans -0.45% -0.26% -0.55% -0.29% -0.26% Adjusted net interest margin 5.1548013635106228E-2 5.5311387151421344E-2 5.9799999999999999E-2 5.6056483316736079E-2 5.9400000000000001E-2 Total stockholders' equity $,289,345 $,284,521 $,279,763 $,274,114 $,268,038 Preferred stock liquidation preference -9,746 -9,746 -9,746 -9,746 -9,746 Total common stockholders' equity ,279,599 ,274,775 ,270,017 ,264,368 ,258,292 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 Tangible common stockholders' equity $,233,068 $,227,326 $,243,857 $,237,491 $,230,438 Common shares outstanding at end of period 18,078,247 18,106,978 18,107,493 18,015,423 18,018,200 Tangible book value per share $12.892179202994626 $12.554607400528129 $13.46718731300904 $13.182649111264276 $12.79 Total assets at end of period $2,641,067 $2,575,490 $1,783,395 $1,687,795 $1,691,313 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 Adjusted total assets at period end $2,594,536 $2,528,041 $1,757,235 $1,660,918 $1,663,459 Tangible common stockholders' equity ratio 8.9830320334734232E-2 8.9921801110029467E-2 0.13877312937654895 0.14298779349733098 0.13852941370962554

PAGE NON-GAAP FINANCIAL RECONCILIATION 42735QTD 42460QTD 42185QTD 42094QTD 42094QTD 42735YTD 42369YTD 42735 42643 42551 42460 42369 42735 42369 366 366 366 366 365 366 365 92 92 91 91 92 366 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2016 2016 2016 2016 2015 2016 2016 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 $19,813 $28,353 6306999 Bargain purchase gain, non-taxable 0 0 0 0 -,900 0 ,-15,117 Manual Adj Acquisition related costs 0 1,618 0 0 0 1,618 243 Incremental bonus related to acquisition 0 0 0 0 0 0 1,750 Escrow recovery from DHF 0 0 0 0 0 0 -,300 Tax effect of acquisition related costs 0 -,251 0 0 0 -,251 -,592 Adjusted net income available to common stockholders $6,064 $5,873 $4,431 $4,812 $3,412 $21,180 $14,337 Manual Adj Dilutive effect of convertible preferred stock 197 197 0 0 0 783 0 Adjusted net income available to common stockholders - diluted $6,261 $6,070 $4,431 $4,812 $3,412 $21,963 $14,337 Diluted_Shrs Weighted average shares outstanding - diluted 18,764,540.630434781 18,101,676 18,042,585 17,981,276 17,916,251.228260871 18,053,529.796448089 18,524,888.535616439 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 0 0 ,676,351 -,676,351 Adjusted weighted average shares outstanding - diluted 18,764,540.630434781 18,778,027 18,042,585 17,981,276 17,916,251.228260871 18,729,880.796448089 17,848,537.535616439 Adjusted diluted earnings per common share $0.33366124560731814 $0.32325014763265597 $0.24558565194510656 $0.26761170897994113 $0.19044162512177512 $1.1726182477448033 $0.80325908895284959 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 $19,813 $28,353 AvgTangEq Average tangible common equity ,233,732.68610860902 ,235,937.68351725599 ,241,666 ,235,191.51529098698 ,229,635.61567069197 ,236,660.38988472801 ,218,392.34612767299 Return on average tangible common equity 0.10321266706289275 7.597787352587021E-2 7.374386390880229E-2 8.2289355624981242E-2 7.4497987842097685E-2 8.3719121774668212E-2 0.12982597834918963 Adjusted efficiency ratio: Net interest income $33,544 $30,418 $25,907 $22,489 $23,050 $,112,358 $90,651 Non-interest income 6,208 6,099 3,668 4,981 5,571 20,956 33,297 Operating revenue 39,752 36,517 29,575 27,470 28,621 ,133,314 ,123,948 Bargain_Purchase_Gain Bargain purchase gain 0 0 0 0 -,900 0 ,-15,117 Manual Adj Escrow recovery from DHF 0 0 0 0 0 0 -,300 Adjusted operating revenue $39,752 $36,517 $29,575 $27,470 $27,721 $,133,314 $,108,531 Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 $93,112 $81,865 Manual Adj Acquisition related costs 0 -1,618 0 0 0 -1,618 -,243 Incremental bonus related to acquisition 0 0 0 0 0 0 -1,750 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 $91,494 $79,872 Adjusted efficiency ratio 0.67697222781243716 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 0.6863045141545524 0.73593719766702603 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 $93,112 $81,865 Manual Adj Acquisition related costs 0 -1,618 0 0 0 -1,618 -,243 Incremental bonus related to acquisition 0 0 0 0 0 0 -1,750 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 $91,494 $79,872 Total non-interest income $6,208 $6,099 $3,668 $4,981 $5,571 $20,956 $33,297 Bargain purchase gain 0 0 0 0 -,900 0 ,-15,117 Escrow recovery from DHF 0 0 0 0 0 0 -,300 Adjusted non-interest income $6,208 $6,099 $3,668 $4,981 $4,671 $20,956 $17,880 Adjusted net non-interest expenses $20,703 $18,075 $16,663 $15,097 $16,231 $70,538 $61,992 AvgAssets Average total assets $2,603,226 $2,282,279.2052168939 $1,742,942 $1,682,640.3261250083 $1,624,890.9971008352 $2,079,756 $1,537,856 CHECK ROUNDING $0 Adjusted net non-interest expense to average assets ratio 3.1638411256882305E-2 3.1506690790953293E-2 3.8451204790646953E-2 3.6086025786411083E-2 3.9630183425081428E-2 3.3916478663843258E-2 4.0310666278247115E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2016 2016 2016 2016 2015 2016 2016 Reported yield on loans 7.36% 7.42% 8.500000000000001% 7.84% 8.17% 7.71% 8.62% DisAcrLYLD Effect of accretion income on acquired loans -0.54% -0.320000000000001% -0.69% -0.37% -0.33% -0.48% -0.42% Adjusted yield on loans 6.8234777665777166E-2 7.099157023233664E-2 7.8100000000000003E-2 7.4673496519255061E-2 7.8399999999999997E-2 7.2317152013694069E-2 8.1960270606858149E-2 Reported net interest margin 5.596740396825944% 5.794177408086078% 6.53% 5.904236167189919% 6.2% 5.907237953732182% 6.492029855305427% DisAcrLNIM Effect of accretion income on acquired loans -0.45% -0.26% -0.55% -0.29% -0.26% -0.39% -0.33% Adjusted net interest margin 5.1548013635106228E-2 5.5311387151421344E-2 5.9799999999999999E-2 5.6056483316736079E-2 5.9400000000000001E-2 5.5201159000266738E-2 6.1589174099990755E-2 Total stockholders' equity $,289,345 $,284,521 $,279,763 $,274,114 $,268,038 $,289,345 $,268,038 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,746 -9,746 -9,746 -9,746 -9,746 -9,746 -9,746 Total common stockholders' equity ,279,599 ,274,775 ,270,017 ,264,368 ,258,292 ,279,599 ,258,292 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 ,-46,531 ,-27,854 Tangible common stockholders' equity $,233,068 $,227,326 $,243,857 $,237,491 $,230,438 $,233,068 $,230,438 Shares outstanding end of period Common shares outstanding 18,078,247 18,106,978 18,107,493 18,015,423 18,018,200 18,078,247 18,018,200 Tangible book value per share $12.892179202994626 $12.554607400528129 $13.46718731300904 $13.182649111264276 $12.79 $12.892179202994626 $12.789179829283725 Total assets at end of period $2,641,067 $2,575,490 $1,783,395 $1,687,795 $1,691,313 $2,641,067 $1,691,313 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 ,-46,531 ,-27,854 Adjusted total assets at period end $2,594,536 $2,528,041 $1,757,235 $1,660,918 $1,663,459 $2,594,536 $1,663,459 Tangible common stockholders' equity ratio 8.9830320334734232E-2 8.9921801110029467E-2 0.13877312937654895 0.14298779349733098 0.13852941370962554 8.9830320334734232E-2 0.13852941370962554 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 Bargain purchase gain, non-taxable 0 0 0 0 -,900 Acquisition related costs 0 1,618 0 0 0 Tax effect of acquisition related costs 0 -,251 0 0 0 Adjusted net income available to common stockholders $6,064 $5,873 $4,431 $4,812 $3,412 Dilutive effect of convertible preferred stock 197 197 0 0 0 Adjusted net income available to common stockholders - diluted $6,261 $6,070 $4,431 $4,812 $3,412 Weighted average shares outstanding - diluted 18,764,540.630434781 18,101,676 18,042,585 17,981,276 17,916,251.228260871 Adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 0 0 Adjusted weighted average shares outstanding - diluted 18,764,540.630434781 18,778,027 18,042,585 17,981,276 17,916,251.228260871 Adjusted diluted earnings per common share $0.33366124560731814 $0.32325014763265597 $0.24558565194510656 $0.26761170897994113 $0.19044162512177512 Net income available to common stockholders $6,064 $4,506 $4,431 $4,812 $4,312 Average tangible common equity ,233,732.68610860902 ,235,937.68351725599 ,241,666 ,235,191.51529098698 ,229,635.61567069197 Return on average tangible common equity 0.10321266706289275 7.597787352587021E-2 7.374386390880229E-2 8.2289355624981242E-2 7.4497987842097685E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Adjusted efficiency ratio: Net interest income $33,544 $30,418 $25,907 $22,489 $23,050 Non-interest income 6,208 6,099 3,668 4,981 5,571 Operating revenue 39,752 36,517 29,575 27,470 28,621 Bargain purchase gain 0 0 0 0 -,900 Adjusted operating revenue $39,752 $36,517 $29,575 $27,470 $27,721 Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 Acquisition related costs 0 -1,618 0 0 0 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 Adjusted efficiency ratio 0.67697222781243716 0.66199304433551498 0.68743871513102284 0.73090644339279209 0.75401320298690522 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $26,911 $25,792 $20,331 $20,078 $20,902 Acquisition related costs 0 -1,618 0 0 0 Adjusted non-interest expenses $26,911 $24,174 $20,331 $20,078 $20,902 Total non-interest income $6,208 $6,099 $3,668 $4,981 $5,571 Bargain purchase gain 0 0 0 0 -,900 Adjusted non-interest income $6,208 $6,099 $3,668 $4,981 $4,671 Adjusted net non-interest expenses $20,703 $18,075 $16,663 $15,097 $16,231 Average total assets 2,603,226 2,282,279.2052168939 1,742,942 1,682,640.3261250083 1,624,890.9971008352 Adjusted net non-interest expense to average assets ratio 3.1638411256882305E-2 3.1506690790953293E-2 3.8451204790646953E-2 3.6086025786411083E-2 3.9630183425081428E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2016 2016 2016 2016 2015 Reported yield on loans 7.36% 7.42% 8.500000000000001% 7.84% 8.17% Effect of accretion income on acquired loans -0.54% -0.320000000000001% -0.69% -0.37% -0.33% Adjusted yield on loans 6.8234777665777166E-2 7.099157023233664E-2 7.8100000000000003E-2 7.4673496519255061E-2 7.8399999999999997E-2 Reported net interest margin 5.596740396825944% 5.794177408086078% 6.53% 5.904236167189919% 6.2% Effect of accretion income on acquired loans -0.45% -0.26% -0.55% -0.29% -0.26% Adjusted net interest margin 5.1548013635106228E-2 5.5311387151421344E-2 5.9799999999999999E-2 5.6056483316736079E-2 5.9400000000000001E-2 Total stockholders' equity $,289,345 $,284,521 $,279,763 $,274,114 $,268,038 Preferred stock liquidation preference -9,746 -9,746 -9,746 -9,746 -9,746 Total common stockholders' equity ,279,599 ,274,775 ,270,017 ,264,368 ,258,292 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 Tangible common stockholders' equity $,233,068 $,227,326 $,243,857 $,237,491 $,230,438 Common shares outstanding at end of period 18,078,247 18,106,978 18,107,493 18,015,423 18,018,200 Tangible book value per share $12.892179202994626 $12.554607400528129 $13.46718731300904 $13.182649111264276 $12.79 Total assets at end of period $2,641,067 $2,575,490 $1,783,395 $1,687,795 $1,691,313 Goodwill and other intangibles ,-46,531 ,-47,449 ,-26,160 ,-26,877 ,-27,854 Adjusted total assets at period end $2,594,536 $2,528,041 $1,757,235 $1,660,918 $1,663,459 Tangible common stockholders' equity ratio 8.9830320334734232E-2 8.9921801110029467E-2 0.13877312937654895 0.14298779349733098 0.13852941370962554